     As filed with the Securities and Exchange Commission on December 30, 1998.


                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 14, 1998



                               ECO SOIL SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)




          NEBRASKA                   0-21975                  47-0709577
      (State or other              (Commission             (I.R.S. Employer
        jurisdiction               File Number)          Identification No.)
     of incorporation)




                  10890 THORNMINT ROAD, SAN DIEGO, CALIFORNIA 92127
             (Address of principal executive offices, including zip code)



         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 675-1660





                                      Page 1 of
                               Exhibit Index on Page 4

       This Current Report on Form 8-K is filed by Eco Soil Systems, Inc., a Nebraska corporation (the "Company"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

       On December 14, 1998, the Company and all of its domestic subsidiaries entered into a Credit Agreement (the "Imperial Bank Credit Agreement") with Imperial Bank which provides for a $10 million secured revolving line of credit (the "Line of Credit"). The Line of Credit has a term which runs through April 28, 2000. Borrowings will bear interest at floating rates of interest tied to prime or LIBOR rates and is secured by certain of the Company's and its subsidiaries' tangible and intangible assets. Concurrently with the execution of the Imperial Bank Credit Agreement, the Company paid all amounts due under, and terminated, a line of credit (the "Provident Bank Line of Credit") under that certain Credit Agreement dated as of August 25, 1998 with The Provident Bank. The Provident Bank Line of Credit would have permitted outstanding borrowings of up to $20 million through August 2001, subject to satisfaction of various conditions (including certain future performance criteria). The Company had approximately $6,800,000 outstanding under The Provident Bank
Line of Credit prior to the payoff.

       The foregoing summary of the terms of the Imperial Bank Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Imperial Bank Credit Agreement and the corresponding promissory note (and LIBOR addendum thereto) and security agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)     EXHIBITS.

       10.1    Credit Agreement dated as of December 2, 1998.
       10.2    Promissory Note (and Libor Addendum thereto) dated as of December 2, 1998.
       10.3    Commercial Security Agreement dated as of December 2, 1998

                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 30, 1998               Eco Soil Systems, Inc.


                                        By:  /s/ WILLIAM B. ADAMS
                                             ----------------------------------
                                             William B. Adams
                                             Chief Executive Officer

                                    EXHIBIT INDEX

Exhibit No.                                                                        Page
-----------                                                                        ----
10.1       Credit Agreement dated as of December 2, 1998.
10.2       Promissory Note (and Addendum thereto) dated as of December 2, 1998
10.3       Commercial Security Agreement dated as of December 2, 1998





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